Exhibit 10.1

AMENDMENT AND RESTATEMENT AGREEMENT

AMENDMENT AND RESTATEMENT AGREEMENT (this “Amendment”), dated as of November 24, 2010, is entered into by and among RURAL/METRO OPERATING COMPANY, LLC, a Delaware limited liability company, (the “Borrower”), RURAL/METRO CORPORATION, a Delaware corporation, (the “Parent”), each Guarantor listed on the signature pages hereto, ROYAL BANK OF CANADA (“Royal Bank”), as Administrative Agent and Collateral Agent (the “Administrative Agent”) and the Financial Institutions signatory hereto, as the Amended and Restated Lenders (collectively, the “Amended and Restated Lenders”, and each individually, an “Amended and Restated Lender”). Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement as defined below.

PRELIMINARY STATEMENTS:

(1) The Borrower, the Lenders party thereto and Royal Bank of Canada, as Administrative Agent and Collateral Agent entered into that certain Credit Agreement dated as of December 9, 2009 (as in effect immediately prior to giving effect to this Amendment, the “Existing Credit Agreement”; and as amended and restated hereby and as otherwise may be amended, supplemented, modified or restated from time to time, the “Credit Agreement”, and the Lenders party thereto prior to the effectiveness of this Amendment being the “Existing Lenders”);

(2) The Borrower has requested that the Lenders approve an amendment and restatement of the Existing Credit Agreement in accordance with the form of amended and restated Credit Agreement attached as Schedule I hereto;

(3) In addition, the Guarantors and Royal Bank of Canada, as Administrative Agent entered into that certain Guarantee Agreement dated as of December 9, 2009 (as in effect immediately prior to giving effect to this Amendment, the “Existing Guarantee Agreement”; and as amended and restated hereby and as otherwise may be amended, supplemented, modified or restated from time to time, the “Guarantee Agreement”);

(4) The Guarantors have requested that the Lenders approve an amendment and restatement of the Existing Guarantee Agreement in accordance with the form of Amended and Restated Guarantee Agreement attached as Schedule III hereto;

(5) The Borrower, the Guarantors and Royal Bank of Canada, as Administrative Agent and Collateral Agent entered into (i) that certain Security Agreement dated as of December 9, 2009 (as in effect immediately prior to giving effect to this Amendment, the “Existing Security Agreement”; and as amended and restated hereby and as otherwise may be amended, supplemented, modified or restated from time to time, the “Security Agreement”), (ii) that certain Pledge Agreement dated as of December 9, 2009 (as in effect immediately prior to giving effect to this Amendment, the “Existing Pledge Agreement”; and as amended and restated hereby and as otherwise may be amended, supplemented, modified or restated from time to time, the “Pledge Agreement”) and (iii) that certain Trademark Security Agreement dated as of December 9, 2009 (as in effect immediately prior to giving effect to this Amendment, the “Existing Trademark Security Agreement”; and as amended and restated hereby and as otherwise may be amended, supplemented, modified or restated from time to time, the “Trademark Security Agreement”);

(6) The Borrower and the Guarantors have requested that the Lenders approve (i) an amendment and restatement of the Existing Security Agreement in accordance with the form of Amended and Restated Security Agreement attached as Schedule IV hereto, (ii) an amendment and restatement of the

Amendment and Restatement Agreement

Existing Pledge Agreement in accordance with the form of Amended and Restated Pledge Agreement attached as Schedule V hereto and (iii) an amendment and restatement of the Existing Trademark Security Agreement in accordance with the form of Amended and Restated Trademark Security Agreement attached as Schedule VI hereto;

(7) Pursuant to Section 9.08 of the Existing Credit Agreement, no amendment or waiver of any provision of the Existing Credit Agreement or any Loan Document, nor consent to any departure by the Borrower or any other Person from such provisions, shall be effective unless in writing and approved by the Lenders and the Loan Parties, and such consent shall include the Issuing Bank to the extent that its rights are affected;

(8) Any Existing Lender may become an Amended and Restated Lender by executing a notice (a “Conversion Notice”) in the form attached as Schedule II hereto. Any Existing Lender that becomes an Amended and Restated Lender shall be deemed to have converted all or a portion of its Outstanding Amount (as defined below) and/or Commitment amount, as applicable, into an Outstanding Amount and/or Commitment amount under the Credit Agreement (as such, a “Converting Lender”, and each Existing Lender that is not a Converting Lender, a “Departing Lender”). For purposes of such determinations hereunder “Outstanding Amount” means (a) with respect to the Term Loans and Revolving Loans on any date, the outstanding principal amount thereof after giving effect to any borrowings and prepayments or repayments of Term Loans and Revolving Loans (including any refinancing of outstanding unreimbursed LC Disbursements under Revolving Letters of Credit or issued and undrawn Revolving Letters of Credit as a Revolving Credit Borrowing) as the case may be, occurring on such date; and (b) with respect to any Revolving LC Exposure on any date, the outstanding amount thereof on such date after giving effect to any related issued and undrawn Revolving Letters of Credit occurring on such date and any other changes thereto as of such date, including as a result of any reimbursements of outstanding unreimbursed LC Disbursements under related Revolving Letters of Credit (including any refinancing of outstanding unreimbursed LC Disbursements under related Revolving Letters of Credit or related issued and undrawn Revolving Letters of Credit as a Revolving Credit Borrowing) or any reductions in the maximum amount available for drawing under related Revolving Letters of Credit taking effect on such date;

(9) Each Amended and Restated Lender that is not an Existing Lender (each such Lender, an “Additional Lender”) shall, by executing and delivering this Amendment, be deemed to have become a party by assignment to the Existing Credit Agreement as a Lender thereunder and shall have the rights and obligations of a Lender thereunder including, without limitation, the right to vote on amendments to the Existing Credit Agreement;

(10) Upon the occurrence of the Effective Date (as hereinafter defined), each of the Amended and Restated Lenders shall have the interest(s) shown opposite its name on Schedule 2.01 to the Credit Agreement; and

(11) To effect the forgoing in accordance with the terms of the Existing Credit Agreement, the Administrative Agent, the Amended and Restated Lenders, the Borrower and the other Loan Parties have each agreed, subject to the terms and conditions stated below, to amend and restate the Existing Credit Agreement, the Existing Guarantee Agreement, the Existing Security Agreement, the Existing Pledge Agreement and the Existing Trademark Security Agreement as hereinafter set forth.

NOW THEREFORE in consideration of the premises and in order to induce the Lenders to extend credit and other financial accommodations to the Borrower pursuant to the Credit Agreement and the other Loan Documents or otherwise, which the Guarantors hereby agree have benefited and shall continue to benefit the Guarantors and their respective shareholders, directly or indirectly, and for other

Amendment and Restatement Agreement

good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of the Administrative Agent, the Amended and Restated Lenders, the Borrower and the other Loan Parties hereby covenant and agree as follows:

SECTION 1. Amendment and Restatement of Credit Agreement Etc.. (a) The Existing Credit Agreement is, effective as of the date hereof (the “Effective Date”) and subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, hereby amended and restated in its entirety in accordance with the form of amended and restated Credit Agreement attached as Schedule I hereto.

(b) The Existing Guarantee Agreement is, effective as of the Effective Date and subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, hereby amended and restated in its entirety in accordance with the form of Amended and Restated Guarantee Agreement attached as Schedule III hereto.

(c) The Existing Security Agreement is, effective as of the Effective Date and subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, hereby amended and restated in its entirety in accordance with the form of Amended and Restated Security Agreement attached as Schedule IV hereto.

(d) The Existing Pledge Agreement is, effective as of the Effective Date and subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, hereby amended and restated in its entirety in accordance with the form of Amended and Restated Pledge Agreement attached as Schedule V hereto.

(e) The Existing Trademark Security Agreement is, effective as of the Effective Date and subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, hereby amended and restated in its entirety in accordance with the form of Amended and Restated Trademark Security Agreement attached as Schedule VI hereto.

SECTION 2. Signature Pages to Credit Agreement, Guarantee, Security Agreement, Pledge Agreement and Trademark Security Agreement. (a) With respect to the Borrower, the signature page hereto in respect of the Borrower shall be deemed for all purposes to be a signature page to the Credit Agreement. With respect to any Amended and Restated Lender, the signature pages hereto delivered by such Amended and Restated Lender shall be deemed for all purposes to be signature pages to the Credit Agreement. As of the Effective Date, the signature pages of the Credit Agreement are hereby amended to conform to the signature pages hereto.

(b) With respect to the Borrower and the Guarantors, the signature pages hereto in respect of each of the Borrower and the Guarantors shall be deemed for all purposes to be signature pages to each of the Guarantee Agreement, Security Agreement, Pledge Agreement and Trademark Security Agreement, as applicable. With respect to the Administrative Agent and the Collateral Agent, the signature pages hereto delivered by the Administrative Agent and the Collateral Agent shall be deemed for all purposes to be signature pages to each of the Guarantee Agreement, Security Agreement, Pledge Agreement and Trademark Security Agreement, as applicable. As of the Effective Date, the signature pages of each of the Guarantee Agreement, Security Agreement, Pledge Agreement and Trademark Security Agreement are hereby amended to conform to the signature pages hereto.

SECTION 3. Reference to and Effect on the Loan Documents (a) On and after the Effective Date, (i) each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to

Amendment and Restatement Agreement

“the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Existing Credit Agreement as amended and restated by this Amendment and (ii) each reference in each of the Guarantee Agreement, Security Agreement, Pledge Agreement and Trademark Security Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to each of the Guarantee Agreement, Security Agreement, Pledge Agreement and Trademark Security Agreement, as applicable, and each reference in the other Loan Documents to “the Guarantee Agreement”, “the Security Agreement”, “the Pledge Agreement”, “the Trademark Security Agreement”, “thereunder”, “thereof” or words of like import referring to any of the Guarantee Agreement, Security Agreement, Pledge Agreement or Trademark Security Agreement, as applicable, shall mean and be a reference to each of the Existing Guarantee Agreement, Existing Security Agreement, Existing Pledge Agreement and Existing Trademark Security Agreement, as applicable, in each case as amended and restated by this Amendment.

(b) The Existing Credit Agreement, Existing Guarantee Agreement, Existing Security Agreement, Existing Pledge Agreement and Existing Trademark Security Agreement, in each case, as specifically amended and restated by this Amendment, and the other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

SECTION 4. Conditions of Effectiveness. This Amendment shall become effective as of the Effective Date when, and only when, the following conditions have been satisfied:

(a) the Administrative Agent shall have received:

(i) counterparts of this Amendment executed by the Amended and Restated Lenders, the Borrower and each Guarantor; and

(ii) with respect to each Converting Lender, a duly executed Conversion Notice.

(b) the conversions, payments and repayments specified in Section 7 below shall have been made; and

(c) all other conditions set forth in Sections 4.01 and 4.02 of the Credit Agreement shall have been satisfied or waived.

SECTION 5. Consent and Affirmation of the Guarantors. Each Guarantor (prior to and after giving effect to this Amendment) hereby consents to the amendment and restatement of the Existing Credit Agreement effected hereby and confirms and agrees that (a) notwithstanding the effectiveness of this Amendment, the Credit Agreement and Guarantee Agreement are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects, except that, on and after the effectiveness of this Amendment, each reference in the Credit Agreement and Guarantee Agreement to the “Credit Agreement”, “thereunder”, “thereof” or words of like import shall mean and be a reference to the Existing Credit Agreement, as amended and restated by this Amendment, and (b) the Security Documents to which such Guarantor is a party and all of the Collateral described therein do, and shall continue to, secure the payment of all of the Guaranteed Obligations. For greater certainty and without limiting the foregoing, each Guarantor hereby confirms that the existing security interests granted by such Guarantor in favor of the

Amendment and Restatement Agreement

Secured Parties pursuant to the Loan Documents in the Collateral described therein shall continue to secure the obligations of such Guarantor under the Credit Agreement and the other Loan Documents.

SECTION 6. Confirmation of Representations and Warranties.

(a) The Borrower hereby represents and warrants that all representations and warranties contained in Article III of the Credit Agreement and each other Loan Document are true and correct in all material respects on and as of the date hereof, provided that to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date, and provided further that any representation and warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates.

(b) Each Loan Party (other than the Borrower) hereby represents and warrants, on and as of the date hereof, that the representations and warranties contained in the Loan Documents are true and correct in all material respects on and as of the date hereof, before and after giving effect to this Amendment, other than any such representations or warranties that, by their terms, refer to a specific date.

(c) Each Loan Party represents and warrants, on and as of the date hereof, that (i) it has full power and authority to enter into and perform its obligations under this Amendment, (ii) the execution, delivery and performance by such Loan Party of this Amendment are within such Loan Party’s corporate, limited liability company, partnership or comparable powers, as the case may be, and have been duly authorized by all necessary corporate, partnership or comparable and, if required, equityholder action, as the case may be, (iii) this Amendment has been duly executed and delivered by such Loan Party and (iv) this Amendment constitutes the legal, valid and binding obligation of such Loan Party, enforceable in accordance with the respective terms hereof and thereof, subject to the effect of bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforceability of creditors’ rights generally and to general principles of equity.

(d) Each Loan Party hereby acknowledges that it has been provided with a copy of each of the Credit Agreement and the other Loan Documents.

(e) Each Loan Party hereby represents and warrants that, on and as of the date hereof, no event has occurred and is continuing that constitutes a Default.

SECTION 7. Mechanics upon Effectiveness. On the Effective Date, upon the satisfaction of the conditions set forth in Section 4 hereof:

(a) Unless otherwise agreed to by the Administrative Agent, each Converting Lender shall deliver to the Administrative Agent a Conversion Notice in accordance with the terms hereof;

(b) With respect to each Departing Lender:

(i) the existing Commitments of such Departing Lender shall be terminated; and

(ii) the Borrower shall prepay, in full, the Outstanding Amount owing to such Departing Lender (and it is hereby acknowledged by the parties to this Amendment that this Amendment constitutes notice of such prepayment in accordance with the terms of the Existing Credit Agreement);

Amendment and Restatement Agreement

(c) With respect to the Converting Lender, upon delivery of a Conversion Notice by such Converting Lender:

(i) all Outstanding Amounts and/or Commitment amounts of such Converting Lender specified on the Conversion Notice shall be deemed to be converted to Outstanding Amounts and/or Commitment amounts of the same Type on the Effective Date in an amount equal to such outstanding amount and/or Commitment amount, as applicable;

(ii) such Converting Lender shall have the Commitments set forth in Schedule 2.01 to the Credit Agreement in respect of such Lender; and

(iii) pursuant to the terms of the Conversion Notice, for purposes of Section 9.08 of the Existing Credit Agreement, the Converting Lenders shall be deemed to have consented to this Amendment and the amendment and restatement of the Existing Credit Agreement, the Existing Guarantee Agreement, the Existing Security Agreement, the Existing Pledge Agreement and Existing Trademark Security Agreement as contemplated hereby;

(d) With respect to Section 7(c) above, the conversion of any Outstanding Amounts and/or Commitment amounts, as applicable, by the Converting Lenders shall be effected by book entry to the extent that any portion of the amount converted by the Converting Lenders will be an Outstanding Amount and/or Commitment amount from the Converting Lender after giving effect to this Amendment; in each case in such manner, and with such supporting documentation, as may be determined by the Administrative Agent;

(e) As to each Type of Outstanding Amount, the Converting Lenders and the Additional Lenders of such Type of outstanding Loan amount, shall make and receive payments among themselves, in a manner acceptable to the Administrative Agent, so that, after giving effect thereto, the Outstanding Amounts of such Type are held ratably by the Amended and Restated Lenders of such Type of Facility in accordance with such Amended and Restated Lenders’ respective Commitments of such Type of Facility (after giving effect to this Amendment);

(f) Without duplication of Sections 7(b) and (c), (with respect to the Converting Lenders), the Administrative Agent shall pay to the Existing Lenders, on behalf of the Borrower, the Specified Repayment (which such amount shall include all accrued and unpaid interest, fees and prepayment premiums owing to such Existing Lenders, and which amount shall satisfy the Borrower’s obligations pursuant to Section 7(b)(ii) hereof) in accordance with Section 2.05(a) of the Existing Credit Agreement, and upon the receipt of such payment from the Administrative Agent, the Existing Lenders who are Departing Lenders shall be deemed to have assigned all of their rights and obligations under the Existing Credit Agreement to the Converting Lenders, including, without limitation, the right to vote on amendments to the Existing Credit Agreement; and

(g) For purposes of determining Lenders, the Departing Lenders shall no longer be Lenders under the Credit Agreement and each Amended and Restated Lender shall be deemed for all purposes to be a Lender under the Credit Agreement.

For purposes of this Amendment, “Specified Repayment” means $177,480,323.69.

SECTION 8. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier

Amendment and Restatement Agreement

or other electronic means shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 9. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the state of New York.

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Amendment and Restatement Agreement

IN WITNESS WHEREOF, we have caused this Amendment to be executed by their respective authorized officers as of the date first above written.

RURAL/METRO OPERATING COMPANY, LLC, as Borrower

By: RURAL/METRO CORPORATION, Its member

By:	/s/ Michael P. DiMino
Name: Michael P. DiMino
Title: President & Chief Executive Officer

RURAL/METRO CORPORATION, as Parent and as a Guarantor

By:	/s/ Michael P. DiMino
Name: Michael P. DiMino
Title: President & Chief Executive Officer

Rural/Metro – Guarantee Agreement Signature Page

ROYAL BANK OF CANADA, as Administrative Agent and Collateral Agent

By:	/s/ Ann Hurley
Name: Ann Hurley
Title: Manager, Agency

Amendment and Restatement Agreement